                                                                    EXHIBIT 99.6


                             LATEX RESOURCES, INC.

                     CONSOLIDATED CONDENSED BALANCE SHEETS

                             JANUARY 31, 1997 JULY 31, 1996
           ASSETS              (UNAUDITED)      (AUDITED)
           ------            ---------------- -------------
Current assets:
  Cash......................   $    27,670     $    19,337
  Accounts receivable-net...     2,680,488       3,324,309
  Accounts and notes receiv-
   able-other...............         3,884         515,820
  Inventories...............       175,493         175,493
  Other current assets......        58,245          27,587
  Assets held for resale....       164,792         164,792
                               -----------     -----------
    Total current assets....   $ 3,110,572     $ 4,227,338
                               -----------     -----------
Property, plant, and equip-
 ment:
  Oil and gas properties--at
   cost.....................   $35,379,541     $41,264,573
  Other depreciable assets..       855,513         854,259
                               -----------     -----------
                               $36,235,054     $42,118,832
  Less accumulated deprecia-
   tion and depletion.......     8,826,463      10,173,524
                               -----------     -----------
  Net property, plant and
   equipment................   $27,408,591     $31,945,308
                               -----------     -----------
Other assets:
  Notes receivable-net of
   current portion..........   $        --     $   757,500
  Deposits and other assets.       123,839         130,734
  Accounts and notes receiv-
   able-related parties.....            --         392,297
  Intangible assets, net of
   amortization.............     1,357,592       1,512,899
                               -----------     -----------
    Total other assets......     1,481,431       2,793,430
                               -----------     -----------
Total assets................   $32,000,594     $38,966,076
                               ===========     ===========

     See accompanying notes to consolidated condensed financial statements.

                             LATEX RESOURCES, INC.

                                                     JANUARY 31, 1997 JULY 31, 1996
        LIABILITIES AND STOCKHOLDERS EQUITY            (UNAUDITED)      (AUDITED)
        -----------------------------------          ---------------- -------------
Current liabilities:
  Accounts payable..................................   $ 10,018,608   $  9,057,707
  Accounts payable-other............................        880,424        132,000
  Accrued expenses payable..........................        523,584        607,055
  Current portion long-term debt....................   $ 18,758,909     22,235,867
                                                       ------------   ------------
    Total current liabilities.......................     30,181,525     32,032,629
                                                       ------------   ------------
Other liabilities...................................   $    565,000   $    615,000
                                                       ------------   ------------
    Total liabilities...............................   $ 30,746,525   $ 32,647,629
                                                       ------------   ------------
Stockholders' equity:
  Preferred stock--par value $0.01; 5,000,000 shares
   authorized:
    Series A convertible preferred stock ($10.00
     liquidation preference), 454,290 and 449,828
     issued and outstanding at January 31, 1997 and
     July 31, 1996, respectively....................   $      4,543   $      4,498
    Series B convertible preferred stock ($10.00
     liquidation preference), 509,259 and 480,025
     issued and outstanding at January 31, 1997 and
     July 31, 1996, respectively....................          5,093          4,800
  Common stock--par value $.01; 50,000,000 shares
   authorized; 20,813,995 and 19,123,995 issued and
   outstanding at January 31, 1997 and July 31,
   1996, respectively...............................        208,140        191,240
  Additional paid-in capital........................     19,202,981     18,355,134
  Accumulated deficit...............................    (17,677,323)   (11,747,860)
  Treasury stock 1,008,500 common shares at cost....       (489,365)      (489,365)
                                                       ------------   ------------
    Total stockholders' equity......................   $  1,254,069   $  6,318,447
                                                       ------------   ------------
Total liabilities and stockholders' equity..........   $ 32,000,594   $ 38,966,076
                                                       ============   ============


     See accompanying notes to consolidated condensed financial statements.

                             LATEX RESOURCES, INC.

                 CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

                           THREE MONTHS
                              ENDED        THREE MONTHS ENDED   SIX MONTHS ENDED   SIX MONTHS ENDED
                         JANUARY 31, 1997   JANUARY 31, 1996    JANUARY 31, 1997   JANUARY 31, 1996
                           (UNAUDITED)    (RESTATED, UNAUDITED)   (UNAUDITED)    (RESTATED, UNAUDITED)
                         ---------------- --------------------- ---------------- ---------------------
Revenue:
  Oil and gas sales.....   $  1,180,445        $2,848,059         $  3,558,146       $  5,882,811
  Crude oil and gas
   marketing............         42,228           114,737              132,455            303,580
  Lease operations and
   management fees......        205,385           166,346              455,274            402,079
                           ------------        ----------         ------------       ------------
    Total operating
     income.............   $  1,428,058        $3,129,142         $  4,145,875       $  6,588,470
Operating expenses:
  Lease operating
   expense..............   $  1,091,733        $1,909,659         $  2,557,281       $  3,471,175
  Cost of crude oil &
   gas marketing........          5,605            31,491               22,876            115,674
  General &
   administrative
   expense..............        802,691           798,105            2,697,435          1,545,968
  Depreciation,
   depletion and
   amortization.........        862,406         1,351,353            3,469,957          2,599,332
  Dry hole costs and
   abandonments.........         (5,672)           27,775               16,441            101,068
                           ------------        ----------         ------------       ------------
    Total operating
     expenses              $  2,756,763        $4,118,383         $  8,763,990       $  7,833,217
                           ------------        ----------         ------------       ------------
Net operating loss......   $ (1,328,705)       $ (989,241)        $ (4,618,115)      $ (1,244,747)
Other income:
  Equity in losses and
   writeoffs of
   investments in
   affiliates...........   $    (16,746)       $  (30,500)        $    (16,746)      $    (72,000)
  Gain on sale of
   assets...............         38,487         1,292,279              106,520          1,292,279
  Interest Income.......          1,688             4,842               33,622             43,495
  Interest Expense......       (497,966)         (568,843)          (1,097,784)        (1,149,510)
                           ------------        ----------         ------------       ------------
Net loss................   $ (1,803,242)       $ (291,463)        $ (5,592,503)      $ (1,130,483)
Preferred stock
 dividends..............   $    170,710        $  139,760         $    336,960       $    275,990
                           ------------        ----------         ------------       ------------
Net loss for common
 shareholders...........   $ (1,973,952)       $ (431,223)        $ (5,929,463)      $ (1,406,473)
                           ============        ==========         ============       ============
Loss per share for
 common shareholders....   $      (0.09)       $    (0.02)        $      (0.29)      $      (0.08)
                           ============        ==========         ============       ============
Weighted average number
 of shares outstanding..     20,813,995        18,022,195           20,069,940         17,986,325
                           ============        ==========         ============       ============

    See accompanying notes to consolidated condensed financial statements.

                             LATEX RESOURCES, INC.

           CONSOLIDATED CONDENSED STATEMENTS OF STOCKHOLDERS' EQUITY

                       SIX MONTHS ENDED JANUARY 31, 1997

                         PREFERRED STOCK           ADDITIONAL                           TOTAL
                         ----------------- COMMON   PAID-IN   ACCUMULATED  TREASURY  STOCKHOLDERS
                         CLASS A  CLASS B   STOCK   CAPITAL     DEFICIT     STOCK       EQUITY
                         -------- -------- ------- ---------- -----------  --------  ------------
Balance July 31, 1996... $  4,498    4,800 191,240 18,355,134 (11,747,860) (489,365)   6,318,447
Issued 4,462 shares of
 Class A and 29,234
 shares of Class B in
 lieu of cash dividends.       45      293      --    336,622    (336,960)       --           --
Issued 1,690,000 shares
 for employee bonus.....       --       --  16,900    511,225          --        --      528,125
Net loss................       --       --      --         --  (5,592,503)       --   (5,592,503)
                         --------  ------- ------- ---------- -----------  --------   ----------
Balance January 31,
 1997................... $  4,543    5,093 208,140 19,202,981 (17,677,323) (489,365)   1,254,069
                         ========  ======= ======= ========== ===========  ========   ==========



     See accompanying notes to consolidated condensed financial statements.

                             LATEX RESOURCES, INC.

                CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

                                        SIX MONTHS ENDED    SIX MONTHS ENDED
                                        JANUARY 31, 1997    JANUARY 31, 1996
                                          (UNAUDITED)    (UNAUDITED) (RESTATED)
                                        ---------------- ----------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss.............................   $ (5,592,503)       $ (1,130,483)
  Adjustments to reconcile net loss to
   net cash provided by (used in) oper-
   ating activities:                               --                  --
    Depreciation, amortization and
     depletion.........................      3,469,957           2,599,332
    Gain on sale of assets.............       (106,520)         (1,292,279)
    Equity in losses and writeoffs of
     investments in affiliates.........         16,746              72,000
    Dryhole costs and abandonments.....         16,441             101,068
    Employee bonus.....................        528,125                 --
    Forgiveness of debt................        384,744                 --
    Changes in assets and liabilities:
      Accounts receivable..............        643,821             (84,604)
      Accounts and notes receivable-
       related parties.................         (7,257)
      Inventories......................            --             (129,446)
      Other assets.....................        (23,763)              1,160
      Prepaid expenses.................            --              (97,235)
      Accrued expenses payable.........        (83,471)            (87,916)
      Accounts payable.................      1,709,325             (52,135)
      Other liabilities................        (50,000)                --
                                          ------------        ------------
Net cash provided by (used in)
 operating activities..................        905,645            (100,538)
                                          ------------        ------------
Cash flows from investing activities:
  Proceeds from sale of property and
   equipment...........................      1,573,625           2,885,320
  Purchases of property and equipment..       (261,479)         (2,297,023)
  Collections on notes receivable......      1,267,500                 --
                                          ------------        ------------
Net cash provided by (used for)
 investing activities..................      2,579,646             588,297
                                          ------------        ------------


     See accompanying notes to consolidated condensed financial statements

                             LATEX RESOURCES, INC.

                                        SIX MONTHS ENDED    SIX MONTHS ENDED
                                        JANUARY 31, 1997    JANUARY 31, 1996
                                          (UNAUDITED)    (UNAUDITED) (RESTATED)
                                        ---------------- ----------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Payments on notes payable............    (3,476,958)           (801,988)
                                          -----------          ----------
  Net cash used for financing
   activities..........................    (3,476,958)           (801,988)
                                          -----------          ----------
  Net increase (decrease) in cash and
   cash equivalents....................         8,333            (314,229)
  Cash and cash equivalents beginning
   of period...........................   $    19,337          $  314,229
                                          -----------          ----------
  Cash and cash equivalents end of
   period..............................   $    27,670          $       --
                                          ===========          ==========
Supplemental disclosures of cash flow
 information:
  Cash paid during the period for
   interest............................   $ 1,097,784          $1,149,510
                                          ===========          ==========



     See accompanying notes to consolidated condensed financial statements.

                             LATEX RESOURCES, INC.

             NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INTERIM REPORTING

  The interim consolidated condensed financial statements reflect all adjustments which, in the opinion of management, are necessary for a fair presentation of the results for the interim periods presented. All such adjustments are of a normal recurring nature. Due to the seasonal nature of the business, the results of operations for the six months ended January 31, 1997 are not necessarily indicative of the results that may be expected for the year ended July 31, 1997. For further information refer to the consolidated fianancial statements and footnotes thereto included in the Company's Annual Report on Form 10-K for the year ended July 31, 1996.

RECLASSIFICATION

  Certain amounts in the January 1996 consolidated condensed financial statements have been reclassified to conform with the January 1997 presentation.

ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 121

  Effective August 1, 1996, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, which requires impairment losses to be recognized for long-lived assets when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the assets carrying amount. The impairment loss is measured by comparing the fair value of the asset to its carrying amount. Fair values are based on discounted future cash flows or information provided by sales and purchases of similar assets. Under SFAS No. 121. the Company now evaluates impairment of production assets on a well by well basis rather than using a total company basis for its proved properties. As a result, the Company recognized a pre-tax impairment loss of $1.4 million in the three months ended October 31, 1996. Such a loss is included in depreciation, depletion and amortization expense.

RESTATEMENT OF PRIOR YEAR

  Effective March 31, 1995 the Company acquired Germany Oil Company ("Germany") in a purchase transaction. The net assets acquired consisted primarily of oil and gas properties. In connection with the transaction the Company failed to allocate the purchase price to all assets acquired as required by generally accepted accounting principles. During fiscal 1996 the Company, based on the reports of independent petroleum engineers, reallocated the adjusted purchase price as of the date of acquisition. Accordingly, the previously reported 1995 amounts have been restated as follows:

                                                                    STATEMENT OF
                                               ASSET     LIABILITY   OPERATIONS
                                             INCREASE    (INCREASE)  (INCREASE)
                                            (DECREASE)    DECREASE    DECREASE
                                            -----------  ---------- ------------
Oil and gas properties..................... $ 7,859,993  $      --    $    --
Goodwill...................................  (9,929,199)        --         --
Deferred loan cost.........................     871,270         --         --
Accounts payable...........................         --    1,197,936        --
Goodwill amortization......................    (220,650)        --     220,650
Depletion expense..........................     (49,283)        --      49,283
Amortization expense.......................      58,085         --     (58,085)
                                            -----------  ----------   --------
  Total.................................... $(1,409,784) $1,197,936   $211,848
                                            ===========  ==========   ========